UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2005
Red Lion Hotels Corporation
(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive
Suite 100
Spokane, Washington	99201

(Address of Principal	(Zip Code)
Executive Offices)
(509) 459-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
On October 27, 2005, the registrant issued a press release setting forth its third quarter 2005 and year to date September 30, 2005 financial results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits.
The following exhibit is furnished pursuant to Item 2.02 hereof:

Exhibit No.	Exhibit
99.1	Press release dated October 27, 2005 reporting third quarter and year to date 2005 financial results

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION (Registrant)

Dated: October 27, 2005	/s/ Anupam Narayan
Executive Vice President, Chief Investment Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated October 27, 2005 reporting first quarter 2005 financial results.